UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
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Nuveen Real Estate Income Fund (JRS)

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Important Notice to Fund Shareholders

MARCH   , 2009

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders.

You are being asked to vote on a number of important matters:

(i) Updated Investment Policies (all Municipal Funds (as defined in the Proxy Statement)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii) Elimination of Fundamental Investment Policies and Approval of New Fundamental Investment Policy (Insured Funds only (as defined in the Proxy Statement)). Fund shareholders are being asked to approve the elimination of certain fundamental investment policies and to approve a new fundamental policy or policies (also referred to as, the “New Investment Policy” or “New Investment Policies”). These changes are designed to give the Insured Funds important flexibility to respond to on-going developments in the bond insurance market while maintaining their current focus on insured bonds backed by insurers with solid credit ratings.

(iii) Approval of Fund Board Nominees (all Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this proxy statement are holding their annual shareholder meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Municipal Funds?

A.	The potential benefits to common shareholders are:

Enhanced ability of the Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Municipal Fund or Insured Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Municipal Fund or Insured Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

Q.	Why are shareholders of the Insured Funds being asked to approve the elimination of fundamental investment policies and to approve a New Investment Policy?

A.	As a result of conditions facing the bond insurance market, shareholders are being asked to approve the elimination of certain fundamental investment policies that are restricting, or may be expected in the future to restrict, each Insured Fund’s ability to effectively maintain its existing focus on insured bonds backed by insurers with solid credit ratings. In connection with eliminating the fundamental investment policies, shareholders are being asked to approve a new fundamental investment policy that will provide the Insured Funds with flexibility to respond to on-going developments in the bond insurance market, while ensuring that the Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with solid credit ratings.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the New Investment Policy or Policies?

A.	A Municipal Fund or an Insured Fund will not be able to implement the New Investment Policies discussed above. The Municipal Fund or Insured Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Boards Municipal Funds and Insured Funds urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at (866) 963-5818. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
May 6, 2009

March   , 2009

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), will be held in the 34th Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, May 6, 2009, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Massachusetts Business Trust, except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, to elect four (4) Board Members.

i)	two (2) Class III Board Members to be elected by the holders of Common Shares and FundPreferred Shares for Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2; Variable Rate Demand Preferred Shares (“VRDP”) for Insured New York Dividend; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency to elect three (3) Class III Board Members.

c.	For each Minnesota Corporation, except New York Value, to elect nine (9) Board Members.

i)	seven (7) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For New York Value, to elect three (3) Class III Board Members.

2.	To approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policy or policies for New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select.

3.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policy for Insured New York Premium, New York Quality, New York Select, Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on March 9, 2009 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

March   , 2009

This Joint Proxy Statement is first being mailed to shareholders on or
about March   , 2009.

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 34th Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, May 6, 2008, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality, New York Select Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Massachusetts Business Trust, election of two (2) Class III Board Members by all shareholders (except Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency).	X	X

1(a)(ii)	For each Massachusetts Business Trust, election of two (2) Board Members by Preferred Shares only (except Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency).		X

1(b)	For Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, election of three (3) Class III Board Members by all shareholders.	X	N/A

1(c)(i)	For each Minnesota Corporation, election of seven (7) Board Members by all shareholders (except New York Value).	X	X

1(c)(ii)	For each Minnesota Corporation, election of two (2) Board Members by Preferred Shares only (except New York Value).		X

1(d)	For New York Value, election of three (3) Class III Board Members by all shareholders.	X	N/A

2.	For New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select, to approve the elimination of fundamental investment policies and/or to approve a new fundamental investment policy or policies.	X	X

2(a)	For New York Dividend, New York Dividend 2, New York Value and New York Performance Plus, to approve the elimination of fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

Matter		Common Shares	Preferred Shares(1)

2(b)	For New York Dividend, New York Dividend 2, New York Value and New York Performance Plus, to approve the new fundamental investment policy relating to investments in municipal securities.	X	X

2(c)	For New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select, to approve the elimination of fundamental investment policies relating to commodities.	X	X

2(d)	For New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select, to approve the new fundamental investment policy relating to commodities.	X	X

2(e)	For New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select, to approve the elimination of fundamental investment policies relating to derivatives and short sales.	X	X

2(f)	For New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select, to approve the elimination of the fundamental investment policy prohibiting investment in other investment companies.	X	X

3(a)	For Insured New York Premium, New York Quality, New York Select, Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend, to approve the elimination of fundamental investment policies relating to tax-exempt securities.	X	X

3(b)	For Insured New York Premium, New York Quality, New York Select, Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend, to approve a new fundamental investment policy relating to tax-exempt securities.	X	X

(1)	FundPreferred shares for Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2; Variable Rate Demand Preferred Shares for Insured New York Dividend; and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) for each other Fund are referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares of each Fund (with the exception of Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, Multi-Currency, Tax-Advantaged Dividend and New York Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality, New York Select Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s common stock and Preferred Shares, voting together as a single class and for the Preferred Shares, voting as a separate class, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, absentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on March 9, 2009 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of March 9, 2009, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

New York Dividend	NAN	9,265,330	Series F	2,056

New York Dividend 2	NXK	6,488,516	Series W	1,364

New York Investment Quality	NQN	17,553,833	Series M	767
			Series T	1,915
			Series F	1,915

New York Value	NNY	15,143,720	N/A

New York Performance Plus	NNP	15,055,271	Series M	1,129
			Series T	564
			Series W	1,410
			Series F	403

New York Quality	NUN	23,837,939	Series M	1,847
			Series W	1,846
			Series TH	2,015
			Series F	907

New York Select	NVN	23,253,102	Series T	1,461
			Series W	2,038
			Series TH	3,057

Insured New York Dividend	NKO	7,946,631	Series 1	500

Insured New York Premium	NNF	8,279,481,995	Series M	1,056
			Series T	1,024

Insured New York Tax-Free	NRK	3,506,760	Series TH	1,080

Core Equity	JCE	16,272,686	N/A

Real Estate	JRS	28,353,026	Series M	293
			Series T	292
			Series W	293
			Series TH	309
			Series F	293

Diversified Dividend	JDD	20,202,819	Series T	1,300
			Series W	1,300

Equity Premium	JPG	16,351,442	N/A

Equity Premium Advantage	JLA	25,925,241	N/A

Equity Premium Income	JPZ	38,495,787	N/A

Equity Premium Opportunity	JSN	66,222,937	N/A

Quality Preferred	JTP	64,591,999	Series M	519
			Series T	519
			Series W	519
			Series TH	519
			Series F	519

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

Quality Preferred 2	JPS	119,985,439	Series M	780
			Series T	780
			Series T2	650
			Series W	780
			Series TH	780
			Series TH2	650
			Series F	780

Quality Preferred 3	JHP	23,709,613	Series M	362
			Series TH	362

Tax-Advantaged	JTA	13,958,267	Series W	1,154

Tax-Advantaged Dividend	JTD	14,758,340	N/A

Global Government	JGG	9,304,710	N/A

Global Value	JGV	19,195,540	N/A

Multi-Currency	JGT	43,942,893	N/A

Multi-Strategy	JPC	99,403,528	Series M	791
			Series T	791
			Series W	791
			Series TH	791
			Series F	791
			Series F2	791

Multi-Strategy 2	JQC	139,731,300	Series M	663
			Series M2	663
			Series T	663
			Series T2	663
			Series W	663
			Series W2	664
			Series TH	664
			Series TH2	663
			Series F	663
			Series F2	663

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NRK, NKO and JRS, which are listed on the NYSE Alternext US, formerly, the American Stock Exchange.

1.  Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of

Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For each Massachusetts Business Trust (except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency):

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency:

(i)	three (3) Board Members are to be elected by all shareholders. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, three (3) Board Members are nominated to be elected at this meeting.

c.	For each Minnesota Corporation, except New York Value:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

d.	For New York Value: three (3) Board Members are to be elected by all shareholders. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Massachusetts Business Trust except New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on June 30, 2008. For New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 29, 2008. Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 4, 2007. Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on March 29, 2006.

For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Tax-Advantaged Dividend and Multi-

Currency, Board Member Hunter was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on June 30, 2008.

For each Minnesota Corporation, except for New York Value, New York Investment Quality, New York Quality, New York Select and Insured New York Premium, all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on June 30, 2008. For New York Investment Quality, New York Quality, New York Select and Insured New York Premium, all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 29, 2008.

For New York Value, Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on June 30, 2008. Board Member Hunter was last elected as a Class I Board Member of the Board of New York Value at the annual meeting of shareholders held on June 30, 2008. Board Members Stockdale and Stone were last elected as Class I Board Members of the Board of New York Value at the annual meeting of shareholders held on April 4, 2007.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	193	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995--2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	193	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	193	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	193	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	193	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); Chair, New York Racing Association Oversight Board (2005-2007).	193	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	193	See Principal Occupation Description

Nominee/Board Member who is an interested person of the Fund

John P. Amboian(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	193	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer of each Fund’s adviser.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2008 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2008 is set forth in Appendix A. On December 31, 2008, Board Members and executive officers as a group beneficially owned approximately 640,000 shares of all funds managed by Nuveen Asset Management. (“NAM”) (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of March 9, 2009, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of March 9, 2009, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

As of March 9, 2009, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix D.

Compensation

Effective January 1, 2008, for all funds in the Nuveen complex, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

New York Dividend	623	580	495	561	573	529	495	—
New York Dividend 2	431	401	342	388	396	366	342	—
New York Investment Quality	1,178	1,078	797	796	914	957	969	—
New York Value	437	398	345	393	401	361	345	—
New York Performance Plus	1,040	952	703	702	807	844	855	—
New York Quality	1,602	1,466	1,083	1,082	1,242	1,301	1,317	—
New York Select	1,578	1,444	1,067	1,066	1,244	1,281	1,298	—
Insured New York Dividend	542	505	431	489	499	460	431	—

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Insured New York Premium	569	530	453	513	524	483	453	—
Insured New York Tax-Free	237	221	189	214	218	201	189	—
Core Equity	833	698	438	461	514	586	657	101
Real Estate	2,366	1,997	1,254	1,306	1,453	1,721	1,890	259
Diversified Dividend	1,697	1,465	940	961	1,063	1,122	1,418	172
Equity Premium	890	744	467	493	549	625	700	111
Equity Premium Advantage	1,344	1,123	705	745	829	943	1,057	170
Equity Premium Income	1,990	1,663	1,044	1,103	1,228	1,397	1,564	252

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Equity Premium Opportunity	3,470	2,900	1,820	1,925	2,142	2,435	2,728	439
Quality Preferred	4,117	3,582	2,329	2,383	2,617	2,523	3,471	574
Quality Preferred 2	7,791	6,778	4,405	4,508	4,951	4,780	6,567	1,079
Quality Preferred 3	1,510	1,318	855	874	961	927	1,277	201
Tax-Advantaged	1,436	1,222	770	795	886	1,055	1,165	148
Tax-Advantaged Dividend	1,013	853	538	563	624	735	806	123
Global Government	528	460	393	456	475	400	393	85
Global Value	1,075	904	565	597	666	758	849	129
Multi-Currency	2,482	2,082	1,305	1,382	1,539	1,744	1,954	316
Multi-Strategy	6,101	5,226	3,294	3,387	3,780	4,513	4,991	596
Multi-Strategy 2	9,245	8,076	5,151	5,247	5,831	6,975	7,801	845
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	216,138	189,578	120,659	128,240	140,917	160,362	171,750	28,695

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

New York Investment Quality	142	228	797	796	914	307	—	—
New York Performance Plus	125	201	703	702	807	271	—	—
New York Quality Income	193	309	1,083	1,082	1,242	417	—	—
New York Select Quality	190	305	1,067	1,066	1,224	411	—	—
Core Equity Alpha	87	122	438	461	514	146	—	101
Real Estate Income	245	349	1,254	1,306	1,453	424	—	259
Diversified Dividend and Income	175	256	940	961	1,063	280	—	172

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Equity Premium and Growth	93	131	467	493	549	156	—	111
Equity Premium Advantage	140	197	705	745	829	235	—	170
Equity Premium Income	207	292	1,044	1,103	1,228	347	—	252
Equity Premium Opportunity	361	510	1,820	1,925	2,142	605	—	439
Quality Preferred Income	430	632	2,329	2,383	2,617	618	—	574
Quality Preferred Income 2	813	1,195	4,405	4,508	4,951	1,170	—	1,079
Quality Preferred Income 3	157	232	855	874	961	227	—	201
Tax-Advantaged Total Return Strategy	148	213	770	795	886	264	—	148
Tax-Advantaged Dividend Growth	106	150	538	563	624	179	—	123
Global Value Opportunities	112	159	565	597	666	189	—	129
Multi-Currency Short-Term Government Income	259	366	1,305	1,382	1,539	432	—	316
Multi-Strategy Income & Growth	627	909	3,294	3,387	3,780	1,132	—	596
Multi-Strategy Income & Growth 2	949	1,406	5,151	5,247	5,831	1,726	—	845

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

John P. Amboian, Robert P. Bremner, Chair, and Judith M. Stockdale serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Alternext US, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange or the NYSE Alternext US, as applicable. A copy of the Audit Committee Charter is attached as Appendix C. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or NYSE Alternext US listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	193
Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	121

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	121
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	193
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; Managing Director (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	193
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	193
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	193
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	193

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	193
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	193

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), Vice President (since 2007), Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	193
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	193

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	193

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.	Approval of the Elimination of Fundamental Investment Policies and/or Approval of the New Fundamental Policy or Policies for New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, New York Quality and New York Select (together, the “Municipal Funds,” and each a “Municipal Fund”)

The Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits to you as a fund shareholder of the New Investment Policies are:

•	enhanced ability of the Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policy is contingent on shareholder approval of the elimination of the corresponding Current Fundamental Policy.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Municipal Fund, the elimination of the Current Fundamental Policies of the Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Municipal Fund of the New Fundamental Policy or Policies, described below, as applicable. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities (New York Dividend, New York Dividend 2, New York Value and New York Performance Plus)

The Current Fundamental Policies with respect to each named Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

New York Dividend

(i) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal, New York State and New York City income tax. Under normal market conditions, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

(ii) The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment.

(iii) The Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by [NAM].

New York Dividend 2

Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal, New York State and New York City income taxes. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds.

New York Value

(i) The Fund invests substantially all of its assets in a diversified portfolio of long-term investment-grade quality New York Municipal Obligations. [The Fund] may invest no more than 20% of its net assets in below investment-grade or unrated obligations.

(ii) Except during temporary defensive periods, the Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt New York Municipal Obligations, of which 80% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or S&P.

(iii) The Fund may invest up to 20% of its net assets in unrated New York Municipal Obligations or in New York Municipal Obligations rated lower than the four highest grades, but no more than half of this amount (10% of the Fund’s net assets) will be invested in such lower rated New York Municipal Obligations.

New York Performance Plus

Except to the extent that the Fund buys temporary investments as described below, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt New York municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds which, in [NAM’s] opinion, have credit characteristics equivalent to, and are of comparable quality to municipal bonds so rated.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities (New York Dividend, New York Dividend 2, New York Value and New York Performance Plus)

The following New Fundamental Policy will replace each Municipal Fund’s Current Fundamental Policies referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Municipal Fund is contingent on shareholder approval of the elimination of each named Municipal Fund’s Current Fundamental Policy or Policies, as applicable. The proposed New Fundamental Policy or Policies with respect to each Fund’s investments in municipal securities is as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Municipal Fund. The New Non-Fundamental Policies will be implemented upon the elimination of the Current Fundamental Policies described in 2(a). above for the Municipal Funds that currently have different fundamental policies relating to investing in investment grade securities. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which a Municipal Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Municipal Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal [and State] income tax[es] (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of Fundamental Policy Relating to Commodities (New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select)

The Current Fundamental Policy with respect to each named Municipal Fund’s investment in commodities that is proposed to be eliminated is as follows:

The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(d)	Approval of New Fundamental Policy Relating to Commodities (New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select)

It is proposed that each named Municipal Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Municipal Fund is contingent on shareholder approval of the elimination of that Municipal Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2(c) above. The proposed New Fundamental Policy is as follows:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(e)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales (New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select)

The Current Fundamental Policies with respect to each named Municipal Fund’s investment in derivatives and short sales that are proposed to be eliminated are as follows:

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected in 2(e) above, the Board has adopted the following New Non-Fundamental Policies for each named Municipal Fund. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Municipal Fund’s Current

 * References are to a Fund’s registration statement.

Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(f)	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies (New York Investment Quality, New York Value, New York Performance Plus, Insured New York Premium, New York Quality and New York Select)

The Current Fundamental Policy with respect to each named Municipal Fund’s investment in other investment companies that is proposed to be eliminated is noted below. The Municipal Funds listed above do not have specific restrictions as to investments in other investment companies. However, each such Municipal Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

The Fund may not invest in securities other than New York Municipal Obligations and temporary investments[,] as described under “Investment Objective and Policies [of the Funds] — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Municipal Fund’s Current Fundamental Policy that only permits investment in municipal obligations and temporary investments. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

 * References are to a Fund’s registration statement.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board of Trustees recommends that shareholders of each Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of a New Fundamental Policy for Insured New York Premium, New York Quality, New York Select, Insured New York Tax-Free, New York Investment Quality and Insured New York Dividend (together, the “Insured Funds,” and each an “Insured Fund”)

The Insured Funds have adopted certain fundamental investment policies, as described below (together, “Fundamental Policies,” each a “Fundamental Policy”), that can only be changed by shareholder vote. The Fundamental Policies adopted by the Insured Funds reflected industry conditions present in the municipal bond market at the time of the inception of these Funds.

Since that time, however, deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and companies, including bond insurers, who in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength ratings of certain municipal bond insurers have come under greater scrutiny. The ratings assigned to some municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies.

As a result of these conditions facing the bond insurance market, the Board unanimously approved, and unanimously recommends the approval by each Insured Fund’s shareholders, the elimination of certain Fundamental Policies of the Insured Funds that are restricting, or may be expected in the future to restrict, each Fund’s ability to effectively make investments. In connection with eliminating the Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders, a new fundamental policy with respect to the Insured Funds, described below (the “New Insured Fundamental Policy”). The elimination of each Fundamental Policy (i) described below is contingent on shareholder approval of the New Insured Fundamental Policy. In addition, the Board has approved new non-fundamental policies with respect to the Insured Funds, described below (the “New Insured Non-Fundamental Policies” and together with the New Insured Fundamental Policy, the “New Policies”). The New Policies are designed to provide portfolio managers with important flexibility to respond to on-going developments in the bond insurance market, while ensuring the Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with strong credit ratings.

(a)	Elimination of Fundamental Investment Policies Relating to Tax-Exempt Securities

The Fundamental Policies of each Insured Fund that are proposed to be eliminated are as follows:

Insured New York Premium

(i) The Fund will invest all of its assets in tax-exempt New York municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(ii) The Fund will only obtain policies of portfolio insurance issued by insurers whose claims-paying ability is rated “Aaa” by Moody’s Investors Services, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s Corporation (“Standard & Poor’s”).

(iii) Municipal Obligations backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

(iv) The Fund may invest in New York Municipal Obligations rated “Aaa” or “AAA” that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). Such collateralized obligations generally will not be insured and will include, but are not limited to, New York Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the New York Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the New York Municipal Obligations.

(v) Each insured New York Municipal Obligation held by the Fund will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”) or by the Fund or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (2) covered by a master municipal insurance policy purchased by the Fund (“Portfolio Insurance”).

New York Quality

(i) The Fund seeks to achieve its investment objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt New York municipal bonds that are either insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

(ii) If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund thereafter will invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated.

New York Select

(i) The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

(ii) If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund thereafter will invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated.

Insured New York Tax-Free

(i) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding in a portfolio of municipal bonds that pay interest that is exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.

New York Investment Quality

(i) The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

Insured New York Dividend

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and New York State and New York City income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

(b)	Approval of the New Insured Fundamental Policy

In connection with eliminating the Fundamental Policies, the Board of each Insured Fund has unanimously approved, and recommends that shareholders of each Insured Fund approve, a New Insured Fundamental Policy relating to each Insured Fund’s policy of investing 80% (or greater) of its assets in a portfolio of tax-exempt securities. The New Fundamental Policy will replace each Insured Fund’s Fundamental Policy (1), as described above. Implementation of the New Insured Fundamental Policy is contingent on shareholder approval of the elimination of Fundamental Policy (1) for each Insured Fund. The New Insured Fundamental Policy is as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federa, New York State and New York City income taxes (“municipal securities”) [and from the federal alternative minimum tax applicable to individuals] (for Insured New York Tax-Free only).

New Insured Non-Fundamental Policies

In connection with eliminating the Fundamental Policies, the Board of each Insured Fund has also adopted New Insured Non-Fundamental Policies, as described below. To the extent that the New Insured Non-Fundamental Policies conflict with the existing Fundamental Policies, implementation of the New Insured Non-Fundamental Policies is contingent on shareholder approval of the elimination of the Fundamental Policies. To the extent such Non-Fundamental Policies do not conflict with the existing Fundamental Policies, the New Insured Non-Fundamental Policies have already been implemented. By eliminating the Fundamental Policies and adopting the New Insured Non-Fundamental Policies, each Insured Fund would be able to change these policies in the future with the approval of the Board, without the need to obtain prior shareholder approval.

The New Insured Non-Fundamental Policies that the Board of each Insured Fund has adopted are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included in the above-referenced 80% test. In addition, for the 80% test above, insurers must have a claims-paying ability rated at least A by a nationally recognized statistical rating organization (NRSRO) at the time of purchase or at the time the bond is insured while in the portfolio.

(ii) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated AA or better by an NRSRO at the time of purchase; municipal securities rated AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(iii) Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated BBB or better by an NRSRO; or municipal securities rated at least BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

Board recommendation

The Board believes that eliminating the Fundamental Policies and adopting the New Policies gives the Adviser flexibility to rapidly respond to continuing developments in the bond insurance market and would enhance the portfolio managers’ ability to meet each Insured Fund’s investment objective and keep each Fund fully invested. While the Board believes that the New Policies give the Adviser adequate flexibility under current market conditions, if the market changes in the future, the Insured Funds may desire to refine these parameters further and the Board may change the New Insured Non-Fundamental Policies without shareholder approval.

The Board recommends that shareholders of each Insured Fund vote to approve the elimination of each Fundamental Policy and vote to approve the New Insured Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Alternext US, Section 10A of the 1934 Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees(3)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entitles		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

New York Dividend Advantage	$11,878	$13,472	$0	$0	$0	$0	$500	$0	$0	$0	$1,550	$850	$0	$0
New York Dividend Advantage 2	10,161	11,539	0	0	0	0	500	0	0	0	1,550	850	0	0
New York Investment Quality	17,109	19,511	0	0	0	0	500	0	0	0	3,150	3,350	0	0
New York Municipal Value	10,346	11,765	0	0	0	0	500	0	0	0	0	0	0	0
New York Performance Plus	15,856	18,054	0	0	0	0	500	0	0	0	3,150	3,350	0	0
New York Quality Income	21,023	23,974	0	0	0	0	500	0	0	0	3,150	3,350	0	0
New York Select Quality	20,809	23,730	0	0	0	0	500	0	0	0	3,150	3,350	0	0
Insured New York Dividend	11,140	12,685	0	0	0	0	500	0	0	0	1,550	850	0	0
Insured New York Premium Income	11,377	12,964	0	0	0	0	500	0	0	0	3,150	3,350	0	0
Insured New York Tax-Free Advantage	8,438	9,600	0	0	0	0	500	0	0	0	1,550	850	0	0
Core Equity	24,130	19,231	0	0	0	0	0	2,750	0	0	0	0	0	0
Real Estate Income	22,100	23,500	0	0	0	0	1,000	0	0	0	10,300	7,100	0	0
Diversified Dividend and Income	31,000	33,000	0	0	0	0	1,000	0	0	0	7,000	1,100	0	0
Equity Premium and Growth	17,770	19,619	0	0	0	0	0	3,750	0	0	0	0	0	0
Equity Premium Advantage	21,313	24,260	0	0	0	0	0	3,750	0	0	0	0	0	0
Equity Premium Income	26,994	30,715	0	0	0	0	0	3,750	0	0	0	0	0	0
Equity Premium Opportunity	38,759	45,713	0	0	0	0	0	3,750	0	0	0	0	0	0
Quality Preferred Income	21,409	22,612	0	0	0	0	1,000	0	0	0	4,300	7,100	0	0
Quality Preferred Income 2	32,473	34,274	0	0	0	0	1,000	0	0	0	4,300	7,100	0	0
Quality Preferred Income 3	13,619	14,364	0	0	0	0	1,000	0	0	0	4,300	7,100	0	0
Tax-Advantaged Total Return Strategy	24,600	26,000	0	0	0	0	1,000	0	0	0	1,650	1,800	0	0
Tax-Advantaged Dividend Growth	15,000	22,000	0	0	0	0	0	0	0	0	0	1,800	0	0
Global Government Enhanced Income	25,199	26,674	0	0	0	0	0	2,500	0	0	0	0	0	0
Global Value Opportunities	28,341	22,109	0	0	0	0	2,715	1,850	0	0	0	0	0	0
Multi-Currency Short-Term Gov’t Income	49,583	54,365	0	0	0	0	0	2,500	0	0	0	0	0	0
Multi-Strategy Income and Growth	22,060	23,872	0	0	0	0	625	0	0	0	4,300	7,100	0	0
Multi-Strategy Income and Growth 2	26,940	29,128	0	0	0	0	625	0	0	0	4,300	7,100	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(3)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for leveraged Funds.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entitles
			(Engagements Related		Total Non-Audit Fees Billed to
	Total Non-Audit		Directly to the Operations and		Adviser and Adviser Entitles
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

New York Dividend Advantage	$2,050	$850	$0	$0	$0	$0	$2,050	$850
New York Dividend Advantage 2	2,050	850	0	0	0	0	2,050	850
New York Investment Quality	3,650	3,350	0	0	0	0	3,650	3,350
New York Municipal Value	500	0	0	0	0	0	500	0
New York Performance Plus	3,650	3,350	0	0	0	0	3,650	3,350
New York Quality Income	3,650	3,350	0	0	0	0	3,650	3,350
New York Select Quality	3,650	3,350	0	0	0	0	3,650	3,350
Insured New York Dividend	2,050	850	0	0	0	0	2,050	850
Insured New York Premium Income	3,650	3,350	0	0	0	0	3,650	3,350
Insured New York Tax-Free Advantage	2,050	850	0	0	0	0	2,050	850
Core Equity	0	2,750	0	0	0	0	0	2,750
Real Estate Income	11,300	7,100	0	0	0	0	11,300	7,100
Diversified Dividend and Income	8,000	1,100	0	0	0	0	8,000	1,100
Equity Premium and Growth	0	3,750	0	0	0	0	0	3,750
Equity Premium Advantage	0	3,750	0	0	0	0	0	3,750
Equity Premium Income	0	3,750	0	0	0	0	0	3,750
Equity Premium Opportunity	0	3,750	0	0	0	0	0	3,750
Quality Preferred Income	5,300	7,100	0	0	0	0	5,300	7,100
Quality Preferred Income 2	5,300	7,100	0	0	0	0	5,300	7,100
Quality Preferred Income 3	5,300	7,100	0	0	0	0	5,300	7,100
Tax-Advantaged Total Return Strategy	2,650	1,800	0	0	0	0	2,650	1,800
Tax-Advantaged Dividend Growth	0	1,800	0	0	0	0	0	1,800
Global Government Enhanced Income	0	2,500	0	0	0	0	0	2,500
Global Value Opportunities	2,715	1,850	0	0	0	0	2,715	1,850
Multi-Currency Short-Term Gov’t Income	0	2,500	0	0	0	0	0	2,500
Multi-Strategy Income and Growth	4,925	7,100	0	0	0	0	4,925	7,100
Multi-Strategy Income and Growth 2	4,925	7,100	0	0	0	0	4,925	7,100

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity and Multi-Currency) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity and Multi-Currency have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix D.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2010, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than January 4, 2010. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than March 16, 2010 or prior to March 1, 2010. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for New York Dividend, New York Dividend 2, Insured New York Dividend, Insured New York Tax-Free, New York Investment Quality, New York Value, New York Performance Plus, New York Quality, New York Select and Insured New York Premium was September 30, 2008. The last fiscal year end for Real Estate, Diversified Dividend, Equity

Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Government, Global Value, Core Equity, Multi-Currency, Multi-Strategy and Multi-Strategy 2 was December 31, 2008.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 6, 2009:

Each Fund’s proxy statement is available at www.nuveen.com/CEF/Info/Shareholder/ProxyStatements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
March   , 2009

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2008.

Dollar Range of Equity Securities
			New York		New York			Insured
	New York	New York	Investment	New York	Performance	New York	New York	New York
Board Member Nominees	Dividend	Dividend 2	Quality	Value	Plus	Quality	Select	Dividend

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Insured	Insured					Equity	Equity
	New York	New York	Core		Diversified	Equity	Premium	Premium
Board Member Nominees	Premium	Tax-Free	Equity	Real Estate	Dividend	Premium	Advantage	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$50,001-$100,000	$0	$0	$0
Jack B. Evans	$0	$0	$0	$1-$10,000	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	over $100,000	$50,001-$100,000	$10,001-$50,000	$0	$50,001-$100,000	$0

Dollar Range of Equity Securities
													Aggregate
													Range of Equity;
													Securities in
													All Registered
													Investment
													Companies
													Overseen by
													Board Member
													Nominees in
	Equity					Tax-							Family of
	Premium	Quality	Quality	Quality	Tax-	Advantaged	Global	Global		Multi-	Multi	Multi-	Investment
Board Member Nominees	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged	Dividend	Government	Value		Currency	Strategy	Strategy 2	Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$50,001-$100,000	$0	$0	Over $	100,000	$0	$10,001-$50,000	$0	Over $	100,000
Jack B. Evans	$0	$0	$10,001-$50,000	$0	$0	$0	$0		$0	$0	$1-$10,000	$0	Over $	100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0	Over $	100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0	Over $	100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$1-$10,000		$0	$0	$10,001-$50,000	$0	Over $	100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$10,001-$50,000		$0	$0	$0	$1-$10,000	Over $	100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0		$50,001-$100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0	Over $	100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$10,001-$10,000	$0	$0	$0	$0		Over $100,000	$0		$50,001-$100,000	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2008. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Member Nominees And Officers(1)
			New York		New York			Insured
	New York	New York	Investment	New York	Performance	New York	New York	New York
Board Member Nominees/Board Members	Dividend	Dividend 2	Quality	Value	Plus	Quality	Select	Dividend

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0
All Board Member Nominees and Officers as a Group	0	0	0	0	0	0	0	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Insured	Insured					Equity	Equity
	New York	New York	Core	Real	Diversified	Equity	Premium	Premium
Board Member Nominees/Board Members	Premium	Tax-Free	Equity	Estate	Dividend	Premium	Advantage	Income

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	13,200 (2)	0	0	0
Jack B. Evans	0	0	0	1,100	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	2,215	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	11,500	10,000	3,500	0	6,185	0
All Board Member Nominees and Officers as a Group	0	0	12,500	35,400	20,915	0	6,185	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Equity					Tax-	Global
	Premium	Quality	Quality	Quality	Tax-	Advantaged	Govern-	Global	Multi-	Multi-	Multi-
Board Member Nominees/Board Members	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged	Dividend	ment	Value	Currency	Strategy	Strategy 2

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	12,500 (2)	0	0	12,500 (2)	0	3,500 (2)	0
Jack B. Evans	0	0	4,400	0	0	0	0	0	0	2,000	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	564	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	724	0	0	0	702
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	1,000	0	0	0	0	11,000	0	0	16,000
All Board Members Nominees/ Officers as a Group	3,400	0	5,400	0	12,500	2,000	1,288	23,500	4,200	10,000	16,702

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2)	Board Member Bremner disclaims ownership of these shares which are owned by his spouse.

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen New York Dividend Advantage Municipal Fund 2	4	10	2	7	4	4	4
Nuveen New York Investment Quality Municipal Fund, Inc.	4	10	1	7	4	4	4
Nuveen New York Municipal Value Fund, Inc.	4	7	0	7	4	4	4
Nuveen New York Performance Plus Municipal Fund, Inc.	4	10	1	7	4	4	4
Nuveen New York Quality Income Municipal Fund, Inc.	4	10	1	7	4	4	4
Nuveen New York Select Quality Municipal Fund, Inc.	4	10	1	7	4	4	4
Nuveen Insured New York Dividend Advantage Municipal Fund	4	10	2	7	4	4	4
Nuveen Insured New York Premium Income Municipal Fund, Inc.	4	10	1	7	4	4	4
Nuveen Insured New York Tax-Free Advantage Municipal Fund	4	10	1	7	4	4	4
Nuveen Core Equity Alpha Fund	4	8	0	8	4	4	4
Nuveen Real Estate Income Fund	4	8	2	8	4	4	4
Nuveen Diversified Dividend and Income Fund	4	8	2	8	4	4	4
Nuveen Equity Premium and Growth Fund	4	8	0	8	4	4	4
Nuveen Equity Premium Advantage Fund	4	8	0	8	4	4	4
Nuveen Equity Premium Income Fund	4	8	0	8	4	4	4
Nuveen Equity Premium Opportunity Fund	4	8	0	8	4	4	4
Nuveen Quality Preferred Income Fund	4	8	2	8	4	4	4
Nuveen Quality Preferred Income Fund 2	4	8	2	8	4	4	4
Nuveen Quality Preferred Income Fund 3	4	8	2	8	4	4	4
Nuveen Tax-Advantaged Total Return Strategy Fund	4	8	1	8	4	4	4
Nuveen Tax-Advantaged Dividend Growth Fund	4	8	0	8	4	4	4

B-1

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen Global Government Enhanced Income Fund	4	8	0	8	4	4	4
Nuveen Global Value Opportunities Fund	4	8	0	8	4	4	4
Nuveen Multi-Currency Short-Term Government Income Fund	4	8	0	8	4	4	4
Nuveen Multi-Strategy Income & Growth Fund	4	8	1	8	4	4	4
Nuveen Multi-Strategy Income & Growth Fund 2	4	8	1	8	4	4	4

B-2

APPENDIX C

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX D

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares of any Fund as of March 9, 2009*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New York Dividend (NAN) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	221	10.7%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	208	10.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	183	8.9%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	361	17.6%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Dividend 2 (NXK) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	191	14%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Morgan Stanley(3) 1585 Broadway New York, NY 10036	94	6.9%
	Morgan Stanley & Co. Inc.(3) 1585 Broadway New York, NY 10036

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	251	18.4%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Investment Quality (NQN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,065	23.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	961	20.9%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	326	7.1%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	569	12.4%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Performance Plus (NNP) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	504	14.4%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	466	13.3%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	248	7.1%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	248	7.1%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Quality (NUN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	719	10.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	626	9.5%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	471	7.1%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	1,017	13.3%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Select (NVN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,504	22.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,374	21%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	446	6.8%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	802	12.2%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Insured New York Premium (NNF) — Auction Rate Preferred Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	537	25.8%
	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	129	6.2%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	543	26.1%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	121	5.8%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

Insured New York Tax-Free (NRK) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	185	17.1%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	96	8.9%
	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

Real Estate (JRS) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	686	36.5%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

Diversified Dividend (JDD) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	145	5.58%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	99	20.6%

	Blue Ridge Investments, L.L.C. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	99	20.6%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	851	29.5%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

Equity Premium (JPG) — Common Stock	Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532	1,117,791	6.75%

Equity Premium Advantage (JLA) — Common Shares	First Trust Portfolios L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,104,549	8.1%
	First Trust Advisors L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	The Charger Corporation(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Equity Premium Income (JPZ) — Common Shares	First Trust Portfolios L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,363,073	6.1%
	First Trust Advisors L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187
	The Charger Corporation(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Quality Preferred (JTP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	704	27.1%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

Quality Preferred 2 (JPS) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	1,011	19.4%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	403	8.54%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Quality Preferred 3 (JHP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	223	30.8%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

Tax-Advantaged (JTA) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	475	41.16%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	166	14.4%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

Global Value (JGV) — Common Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,064,807	5.5%

	Merrill Lynch & Co., Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,081,430	5.6%

	Morgan Stanley(3) 1585 Broadway New York, NY 10036	1,396,056	7.2%
	Morgan Stanley & Co. Inc.(3) 1585 Broadway New York, NY 10036

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Multi-Strategy (JPC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	995	21%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	243	5.12%

Multi-Strategy 2 (JQC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	3,156	34.4%
	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013
	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

*	The information contained in this table is based on Schedule 13G filings made on or after December 31, 2008.

(1)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly.

(2)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly.

(3)	Morgan Stanley and Morgan Stanley & Co. Inc. filed their Schedule 13G jointly.

(4)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAN0509

NUVEEN Investments	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON SHARES		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, May 6, 2009
The Annual Meeting of shareholders will be held Wednesday, May 6, 2009 at 10:00 a.m. Central time, in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on May 6, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	JRS-JDD-JTP-JPS-JHP-JTA- JPC-JQC

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1a.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

¯	¯

NUVEEN Investments	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE PREFERRED SHARES		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, May 6, 2009
The Annual Meeting of shareholders will be held Wednesday, May 6, 2009 at 10:00 a.m. Central time, in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on May 6, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	JRS-JDD-JTP-JPS-JHP-JTA- JPC-JQC

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1b.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	Preferred Shares Only: (03) William C. Hunter (04) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting.		☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

¯	¯